UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

_______________

Imagis Technologies Inc.

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 - 1075 West Georgia Street
Vancouver, British Columbia
Canada
V6E 3C9
_________________

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (604) 684-2449

Item 9.  Regulation FD Disclosure

Attached as an exhibit to this report are press releases, dated June 3, 2003 and June 20, 2003. Such exhibits are being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2003	Imagis Technologies Inc. By: /s/ Wayne Smith Wayne Smith Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO. 99.1 99.2	DESCRIPTION Press Release dated June 3, 2003 Press Release dated June 20, 2003